SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2000

                                       FOR

                              JNL VARIABLE FUND LLC


         On pages 1, 3, 5, 7, 9 and 11 of the prospectus for the JNL Variable Fund LLC under the sub-heading "Principal Investment Strategies," the following change is made:

         "the companies will be selected annually, beginning January 1, 2001, and on each one year anniversary thereof (Stock Selection Date)."

This Supplement is dated November 9, 2000.